(Exhibit 24)

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven A. Rosso and Carmela Johnson, and each or any one of them, his true and lawful attorney-in-fact and agent, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


Date: March 12, 2002       /s/ Michael L. Dalton
                    ------------------------------------
                           Michael L. Dalton


Date: March 13, 2002       /s/ Maxwell M. Freeman
                    ------------------------------------
                           Maxwell M. Freeman


Date: March 12, 2002       /s/ Harold Hand
                    ------------------------------------
                           Harold Hand


Date: March 12, 2002       /s/ Patricia A. hatton
                    ------------------------------------
                           Patricia A. Hatton


Date: March 14, 2002       /s/ Steven J. Kikuchi
                    ------------------------------------
                           Steven J. Kikuchi


Date: March 12, 2002       /s/ Yoshikazu Mataga
                    ------------------------------------
                           Yoshikazu Mataga


Date: March 12, 2002       /s/ Steven A. Rosso
                    ------------------------------------
                           Steven A. Rosso


Date: March 12, 2002       /s/ Gary A. Stewart
                    ------------------------------------
                           Gary A. Stewart


Date: March 12, 2002       /s/ Kathleen M. Verner
                    ------------------------------------
                           Kathleen M. Verner


Date: March 12, 2002       /s/ Philip B. Wallace
                    ------------------------------------
                           Philip B. Wallace